Exhibit 99.4

To:	CEB Members and Clients
From:	Tom Monahan
Re:	CEB Joins Gartner
Date:	Announcement Date

Dear Client,

I am pleased to share exciting news that will increase our ability to help you confidently tackle challenges related to effectively managing talent, customers and operations. Today CEB announced an agreement to be acquired by Gartner, the world’s leading information technology research and advisory company.

Like CEB, Gartner has a rich reputation for continuous innovation and outstanding client service. The addition of CEB’s best practice and talent management insights across a range of business functions to Gartner’s analyst-driven, syndicated research and advisory services in Information Technology, Marketing and Supply Chain, will provide a comprehensive suite of advisory services aligned to the mission-critical priorities of virtually all functional business leaders across every industry and size of enterprise worldwide. Together, we will be even better positioned to help you and your enterprise make the right decisions with confidence.

CEB and Gartner will continue to operate as separate, independent companies until the transaction is completed, which is expected to occur in the first half of 2017. CEB and Gartner products and services will also continue to be offered as distinct offerings. Your account manager and other CEB contacts will remain the same and there will be no change in the day-to-day operations of either company as a result of this announcement. You can expect to receive the same exceptional levels of service and commitment to excellence that you have come to rely upon from CEB.

Thank you for your continued business with CEB. We’re energized by the opportunities ahead to serve you in new and more comprehensive ways. If you have any immediate questions, please do not hesitate to reach out to your CEB account manager.

TM

Thomas L. Monahan III

Chairman and CEO

CEB – What the Best Companies Do (NYSE: CEB)

Phone: 001 571 303 4013

E-Mail: monahant@cebglobal.com

Assistant: Kay Gunn

Phone: 001 571 303 4079

E-Mail: kgunn@cebglobal.com

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will be,” “will,” “expects,” “expected,” “intends,” “continue,” or similar expressions, and include the assumptions that underlie such statements. These forward-looking statements include statements about future financial and operating results; benefits of the transaction to customers, stockholders and employees; potential synergies and cost savings; the ability of the combined company to drive growth and expand client relationships; the financing of the transaction and other statements regarding the proposed transaction. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to:

•	failure of the Company’s stockholders to adopt the Merger Agreement or that the companies will otherwise be unable to consummate the Merger on the terms set forth in the Merger Agreement;

•	the risk that the financing for the merger consideration will not be obtained;

•	the risk that the businesses will not be integrated successfully;

•	the risk that synergies will not be realized or realized to the extent anticipated;

•	uncertainty as to the market value of the non-cash portion of the merger consideration to be paid in the Merger;

•	the risk that required governmental approvals of the Merger will not be obtained;

•	the risk that, following this transaction, Gartner will not realize on its financing or operating strategies;

•	litigation in respect of either company or the Merger; and

•	disruption from the Merger making it more difficult to maintain certain strategic relationships.

The forward-looking statements contained in this Current Report are also subject to other risks and uncertainties, including those more fully described in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016. The forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This communication is being made in respect of a proposed business combination involving Gartner and the Company. In connection with the proposed transaction, Gartner will file with the SEC a Registration Statement on Form S-4 that includes the preliminary proxy statement of the Company and that will also constitute a prospectus of Gartner. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Gartner may not issue the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus, this Current Report on Form 8-K and any related communication are not offers to sell Gartner securities, are not soliciting an offer to buy Gartner securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval. The definitive proxy statement/prospectus will be mailed to stockholders of the Company.

GARTNER AND THE COMPANY URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Gartner (when they become available) may be obtained free of charge on Gartner’s website at www.gartner.com or by directing a written request to Gartner, Inc., Investor Relations, 56 Top Gallant Road Stamford, CT 06902-7747. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge on the Company’s website at www.cebglobal.com or by directing a written request to the Company care of Investor Relations, 1919 North Lynn Street, Arlington, VA 22209.

Participants in the Merger Solicitation

Each of Gartner, the Company and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus described above filed with the SEC. Additional information regarding Gartner’s executive officers and directors is included in Gartner’s definitive proxy statement, which was filed with the SEC on April 11, 2016. Additional information regarding the Company’s executive officers and directors is included in the Company’s definitive proxy statement, which was filed with the SEC on April 29, 2016. You can obtain free copies of these documents using the information in the paragraph immediately above.